Erasca Reports Fourth Quarter 2022 and Full Year 2022 Financial Results and Business Updates

Signed exclusive worldwide license for pan-RAF inhibitor naporafenib and completed concurrent $100 million equity offering

Multiple clinical data readouts planned in 2023, including for HERKULES-2, HERKULES-3, FLAGSHP-1, and THUNDERBBOLT-1 trials for ERAS-007, ERAS-601, and ERAS-801

Dosing of the first patient in Phase 1b SEACRAFT-1 trial for naporafenib in RAS Q61X tissue agnostic solid tumors planned for H2 2023, and the dosing of the first patient in the pivotal Phase 3 SEACRAFT-2 trial for naporafenib in NRASm melanoma planned for H1 2024

Robust balance sheet with cash, cash equivalents, and marketable securities of $436 million as of December 31, 2022, and anticipated runway into H2 2025

SAN DIEGO, March 23, 2023 (GLOBE NEWSWIRE) -- Erasca, Inc. (Nasdaq: ERAS), a clinical-stage precision oncology company singularly focused on discovering, developing, and commercializing therapies for patients with RAS/MAPK pathway-driven cancers, today reported financial results for the fiscal quarter and full year ended December 31, 2022, and provided business updates.

“Erasca had a strong year in 2022, culminating in our licensing of exclusive worldwide rights for naporafenib, a pan-RAF inhibitor that has demonstrated preliminary clinical proof of concept data in multiple indications and has strong synergy across our pipeline, as well as our concurrent $100 million equity financing,” said Jonathan E. Lim, M.D., Erasca’s chairman, CEO, and co-founder. “In addition, we achieved several important clinical milestones, including disclosing preliminary monotherapy safety and efficacy data for our ERK1/2 inhibitor ERAS-007 and SHP2 inhibitor ERAS-601, dosing the first patient with our CNS-penetrant EGFR inhibitor ERAS-801 in THUNDERBBOLT-1, and dosing the first patient with the combination of ERAS-007 plus ERAS-601 in the MAPKlamp sub-study of HERKULES-1.”

Dr. Lim continued, “In 2023, we expect data readouts for ERAS-007, ERAS-601, and ERAS 801. In addition, based on our strategic decision to focus more resources on accelerating SEACRAFT-1 for naporafenib and promising sub-studies for ERAS-007 and ERAS-601, we now anticipate SEACRAFT-1 combination data between the second and fourth quarters of 2024, dose expansion data for HERKULES-3 in BRAF-mutated colorectal cancer between the second half of 2023 and the first half of 2024, and dose expansion data for FLAGSHP-1 in HPV-negative head and neck squamous cell carcinoma in the first half of 2024.”

Research and Development (R&D) Highlights

•
Four Poster Presentations at ENA Symposium: In October 2022, Erasca presented four poster presentations supporting the continued development of ERK1/2 inhibitor ERAS-007, SHP2 inhibitor ERAS-601, CNS-penetrant EGFR inhibitor ERAS-801, and KRAS G12D inhibitor program ERAS-4
•
Announced Exclusive Worldwide License Agreement for Naporafenib: In December 2022, Erasca announced our exclusive worldwide license agreement with Novartis for naporafenib, a pivotal-ready pan-RAF inhibitor with first-in-class and best-in-class potential in NRAS-mutated (NRASm) melanoma, RAS Q61X tissue agnostic solid tumors, and other RAS/MAPK pathway-driven tumors
•
Received FDA Clearance of IND Application for ERAS-3490: In December 2022, the U.S. Food and Drug Administration (FDA) cleared an investigational new drug (IND) application for ERAS-3490 (CNS-penetrant KRAS G12C inhibitor) in KRAS G12C-mutated solid tumors
•
Dosed First Patient in MAPKlamp Sub-study of HERKULES-1: In December 2022, Erasca dosed the first patient in the MAPKlamp sub-study of HERKULES-1, a Phase 1b trial evaluating ERK1/2 inhibitor ERAS-007 in combination with SHP2 inhibitor ERAS-601 (together, Erasca’s first MAPKlamp) in patients with RAS/MAPK pathway-altered solid tumors

Corporate Highlights

•
Entered into a CTCSA with Pfizer for ERAS-007 Combination: In October 2022, Erasca announced a clinical trial collaboration and supply agreement (CTCSA) with Pfizer Inc. (Pfizer) in which Pfizer will provide its CDK4/6 inhibitor palbociclib (IBRANCE®) at no cost to Erasca in connection with a clinical proof-of-concept trial evaluating ERAS-007 in combination with palbociclib for the treatment of patients with KRAS-mutated (KRASm) or NRASm colorectal cancer (CRC) and KRASm pancreatic ductal adenocarcinoma cancer (PDAC) as part of the ongoing Phase 1b/2 HERKULES-3 master protocol in patients with gastrointestinal (GI) malignancies
•
Entered into a CTCSA with Pierre Fabre for ERAS-007 Combination: In November 2022, Erasca announced a CTCSA with Pierre Fabre in which Pierre Fabre will provide its BRAF inhibitor encorafenib (BRAFTOVI®) in certain territories outside of the United States at no cost to Erasca in connection with a clinical proof-of-concept trial evaluating ERAS-007 in combination with encorafenib and cetuximab for the treatment of patients with BRAF V600E-mutant metastatic CRC. This combination is being investigated as part of the ongoing Phase 1b/2 HERKULES-3 master protocol in patients with GI malignancies
•
Strengthened Executive Leadership: In November 2022, Erasca promoted Minli Xie, Ph.D., to Senior Vice President of Pharmaceutical Development and Operations
•
Pricing of an Underwritten Offering for $100 million: In December 2022, Erasca announced the completion of an underwritten offering of 15,384,616 shares of its common stock at a price of $6.50 per share

Key Upcoming Anticipated Milestones

•
SEACRAFT-1: Phase 1b trial for naporafenib in RAS Q61X tissue agnostic solid tumors
o
Dosing of the first patient in second half of 2023
o
Initial Phase 1b combination data between the second and fourth quarters of 2024
•
SEACRAFT-2: Randomized pivotal Phase 3 trial for naporafenib in NRASm melanoma
o
Dosing of the first patient in first half of 2024
•
HERKULES-1: Phase 1b trial for ERAS-007 plus ERAS-601 in patients with advanced solid tumors
o
Initial Phase 1b combination data expected in first half of 2024
•
HERKULES-2: Phase 1b trial for ERAS-007 in patients with advanced non-small cell lung cancer (NSCLC)
o
Initial Phase 1b combination data in first half of 2023

•
HERKULES-3: Phase 1b trial for ERAS-007 in patients with GI malignancies
o
Initial Phase 1b combination data in RAS- and RAF-mutated GI malignancies in first half of 2023
o
Phase 1b combination expansion data in BRAF-mutated CRC between the second half of 2023 and the first half of 2024
•
FLAGSHP-1: Phase 1b trial for ERAS-601 in patients with advanced solid tumors
o
Initial Phase 1b combination data in first half of 2023
o
Phase 1b combination data in human papillomavirus (HPV)-negative advanced head and neck squamous cell carcinoma (HNSCC) in first half of 2024
•
THUNDERBBOLT-1: Phase 1 trial for ERAS-801 in patients with recurrent glioblastoma multiforme (GBM)
o
Initial Phase 1 data in recurrent GBM in second half of 2023
•
AURORAS-1: Phase 1 trial for ERAS-3490 in patients with KRAS G12Cm NSCLC
o
Initial Phase 1 data in 2024

Fourth Quarter and Full Year 2022 Financial Results

Cash Position: Cash, cash equivalents, and marketable securities were $435.6 million as of December 31, 2022, compared to $459.2 million as of December 31, 2021. During 2022, Erasca completed a $100 million underwritten offering, raising net proceeds of $94.9 million after deducting underwriting discounts, commissions, and other offering expenses. Erasca expects its current cash, cash equivalents, and marketable securities balance to fund operations into the second half of 2025.

Research and Development (R&D) Expenses: R&D expenses were $29.4 million for the quarter ended December 31, 2022, compared to $24.1 million for the quarter ended December 31, 2021. The increase was primarily driven by expenses incurred in connection with clinical trials, preclinical studies, discovery activities, facilities-related expenses and depreciation, and personnel costs, including stock-based compensation. The quarter ended December 31, 2022 also included $100.0 million of in-process R&D expenses related to the $20.0 million upfront payment and issuance of shares of our common stock to Novartis. R&D expenses were $112.5 million for the full year ended December 31, 2022, compared to $73.9 million for the full year ended December 31, 2021. The full years ended December 31, 2022 and 2021 also included $102.0 million and $10.8 million, respectively, of in-process R&D expenses related to upfront and milestone payments and stock issuances under certain of our asset acquisition and license agreements.

General and Administrative (G&A) Expenses: G&A expenses were $8.7 million for the quarter ended December 31, 2022, compared to $6.9 million for the quarter ended December 31, 2021. The increase was primarily driven by personnel costs, including stock-based compensation, legal fees, and facilities and related costs. G&A expenses were $33.0 million for the full year ended December 31, 2022, compared to $22.6 million for the full year ended December 31, 2021. The full year ended December 31, 2021 also included $17.5 million of additional G&A expense for the common shares issued to the Erasca Foundation in conjunction with Erasca’s IPO.

Net Loss: Net loss was $135.3 million for the quarter ended December 31, 2022, inclusive of the $100.0 million of in-process R&D expenses recorded in connection with the Novartis license agreement, compared to $30.5 million for the quarter ended December 31, 2021. For the full year ended December

31, 2022, Erasca reported a net loss of $242.8 million, inclusive of the $100.0 million of in-process R&D expenses recorded in connection with the Novartis license agreement, or $(1.99) per basic and diluted share, compared to a net loss of $122.8 million, inclusive of the $17.5 million in expense recorded for the common shares issued to the Erasca Foundation, or $(1.85) per basic and diluted share, for the full year ended December 31, 2021.

About Erasca
At Erasca, our name is our mission: To erase cancer. We are a clinical-stage precision oncology company singularly focused on discovering, developing, and commercializing therapies for patients with RAS/MAPK pathway-driven cancers. Our company was co-founded by leading pioneers in precision oncology and RAS targeting to create novel therapies and combination regimens designed to comprehensively shut down the RAS/MAPK pathway for the treatment of cancer. We have assembled what we believe to be the deepest RAS/MAPK pathway-focused pipeline in the industry. We believe our team’s capabilities and experience, further guided by our scientific advisory board which includes the world’s leading experts in the RAS/MAPK pathway, uniquely position us to achieve our bold mission of erasing cancer.

Cautionary Note Regarding Forward-Looking Statements
Erasca cautions you that statements contained in this press release regarding matters that are not historical facts are forward-looking statements. The forward-looking statements are based on our current beliefs and expectations and include, but are not limited to: our expectations regarding the potential therapeutic benefits of our product candidates, including naporafenib, ERAS-007, ERAS-601, ERAS-801, ERAS-3490, and ERAS-4; the planned advancement of our development pipeline, including the anticipated timing of data readouts for the SEACRAFT-1 trial, the HERKULES series of trials, the FLAGSHP-1 trial, the THUNDERBBOLT-1 trial, and the AURORAS-1 trial, the anticipated timing for the first patient dosing in the SEACRAFT-1 and SEACRAFT-2 trials, and other upcoming development milestones; our ability to realize the benefits of the agreements with third parties described in this press release; and our expectation that our current cash, cash equivalents and investments will fund our operations into the second half of 2025. Actual results may differ from those set forth in this press release due to the risks and uncertainties inherent in our business, including, without limitation: our approach to the discovery and development of product candidates based on our singular focus on shutting down the RAS/MAPK pathway, a novel and unproven approach; potential delays in the commencement, enrollment, and completion of clinical trials and preclinical studies; our dependence on third parties in connection with manufacturing, research, and preclinical and clinical testing; unexpected adverse side effects or inadequate efficacy of our product candidates that may limit their development, regulatory approval, and/or commercialization, or may result in recalls or product liability claims; unfavorable results from preclinical studies or clinical trials; results from preclinical studies or early clinical trials not necessarily being predictive of future results; we have not conducted any clinical trials of naporafenib and are reliant on data generated by Novartis in prior clinical trials conducted by it; our planned SEACRAFT trials may not support the registration of naporafenib; the inability to realize any benefits from our current licenses, acquisitions, and collaborations, and any future licenses, acquisitions, or collaborations, and our ability to fulfill our obligations under such arrangements; regulatory developments in the United States and foreign countries; our dependence on third parties for our existing collaboration and supply agreements and we may not realize any benefits from such agreements; our ability to obtain and maintain intellectual property protection for our product candidates and maintain our rights under intellectual property licenses; our ability to fund our operating plans with our current cash, cash equivalents, and marketable securities; our ability to maintain undisrupted business operations due to the COVID-19 pandemic and global geopolitical events, such as the ongoing conflict between Russia and Ukraine; unstable market and economic conditions and adverse developments with respect to financial institutions and associated liquidity risk may adversely affect our business, financial condition and stock price, and the broader economy and biotechnology industry; we may use our capital resources sooner than we expect; and other risks described in our prior filings with the Securities and Exchange Commission (SEC), including under the heading “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2022, and any subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and we undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Erasca, Inc.

Selected Consolidated Balance Sheet Data

(In thousands)

(Unaudited)

	December 31,	December 31,
	2022	2021
Balance Sheet Data:
Cash, cash equivalents, and marketable securities	$435,620	$459,245
Working capital	395,806	393,794
Total assets	514,909	501,415
Accumulated deficit	(480,971)	(238,166)
Total stockholders’ equity	411,853	456,528

Erasca, Inc.

Consolidated Statements of Operations and Comprehensive Loss

(In thousands, except share and per share amounts)

(Unaudited)

	Three months ended December 31,		Year ended December 31,
	2022	2021	2022	2021

Operating expenses:
Research and development	$29,356	$24,128	$112,457	$73,922
In-process research and development	100,000	—	102,000	10,848
General and administrative	8,722	6,920	32,993	22,616
Contribution of common stock to Erasca Foundation	—	—	—	17,497
Total operating expenses	138,078	31,048	247,450	124,883
Loss from operations	(138,078)	(31,048)	(247,450)	(124,883)
Other income (expense)
Interest income	2,878	80	4,902	190
Other (expense) income, net	(50)	504	(257)	314
Change in fair value of preferred stock purchase right liability	—	—	—	1,615
Total other income (expense), net	2,828	584	4,645	2,119
Net loss	$(135,250)	$(30,464)	$(242,805)	$(122,764)
Net loss per share, basic and diluted	$(1.06)	$(0.26)	$(1.99)	$(1.85)
Weighted-average shares of common stock used in computing net loss per share, basic and diluted	127,540,712	118,827,929	122,024,848	66,290,592
Other comprehensive income (loss):
Unrealized gain (loss) on marketable securities, net	338	(162)	(879)	(164)
Comprehensive loss	$(134,912)	$(30,626)	$(243,684)	$(122,928)

IBRANCE® and BRAFTOVI® are each a registered trademark owned by or licensed to Pfizer Inc., its subsidiaries, or affiliates.

Contact:
Joyce Allaire
LifeSci Advisors, LLC
jallaire@lifesciadvisors.com

Source: Erasca, Inc.